                                                        Exhibit 24
                        POWER OF ATTORNEY

                 INDIANA MICHIGAN POWER COMPANY
      Annual Report on Form lO-K for the Fiscal Year Ended
                        December 31, 1997

     The undersigned directors of INDIANA MICHIGAN POWER COMPANY, an Indiana corporation (the "Company"), do hereby constitute and appoint E. LINN DRAPER, JR., G. P. MALONEY and P. J. DeMARIA, and each of them, their attorneys-in-fact and agents, to execute for them, and in their names, and in any and all of their capacities, the Annual Report of the Company on Form lO-K, pursuant to Sec-tion 13 of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto and other docu-ments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing required or necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have signed these presents this 28th day of January, 1998.


/s/ Karl G. Boyd                   /s/ G. P. Maloney
Karl G. Boyd                       G. P. Maloney


/s/ C. R. Boyle, III               /s/ James J. Markowsky
C. R. Boyle, III                   James J. Markowsky


/s/ G. A. Clark                    /s/ D. B. Synowiec
G. A. Clark                        D. B. Synowiec


/s/ P. J. DeMaria                  /s/ J. H. Vipperman
P. J. DeMaria                      J. H. Vipperman


/s/ E. Linn Draper, Jr.            /s/ W. E. Walters
E. Linn Draper, Jr.                W. E. Walters


/s/ James A. Kobyra                /s/ E. H. Wittkamper
James A. Kobyra                    E. H. Wittkamper


/s/ W. J. Lhota
Wm J. Lhota